                                                                  Exhibit 10.20


                               ESCROW AGREEMENT

           THIS AGREEMENT made the 15th day of September, 1997.
AMONG:

           TEXSTAR PETROLEUM, L.L.C, of 1000 Louisiana, Suite 5500, Houston, Texas 77002

           SLATTERY TRUST, of P.O. Box 61268, Houston, Texas 77002-1268

           RUSTON TRUST, of P.O. Box 61268, Houston, Texas 77002-1268

           HOUSTON TRUST, of P.O. Box 61268, Houston, Texas 77002-1268

           STARBUCKS TRUST, of P.O. Box 61268, Houston, Texas 77002-1268

           BOONE PETROLEUM INC., c/o 1305 - 1090 West Georgia Street, Vancouver, British Columbia V6E 3V7

           C'EST LA VIE ENTERPRISES, c/o 1305 - 1090 West Georgia Street, Vancouver, British Columbia V6E 3V7

           (hereinafter jointly and severally called the "Security Holders")

                                                               OF THE FIRST PART
AND:

           MONTREAL TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada authorized to carry on business in all provinces of Canada

           (hereinafter called the "Trustee")

                                                              OF THE SECOND PART
AND:
           BENZ ENERGY LTD., a corporation continued under the laws of the Yukon Territory and having an office at Suite 1305 - 1090 West Georgia Street, Vancouver, British Columbia V6E 3V7

           (hereinafter called the "Issuer")

                                                               OF THE THIRD PART

           WHEREAS the Security Holders presently own or are about to receive securities of the Issuer;

           AND WHEREAS in furtherance of complying with the requirements of the Ontario Securities Commission (the "Commission"), the Security Holders are desirous of depositing in escrow certain securities of the Issuer owned or to be received by them;

           AND WHEREAS the Trustee has agreed to undertake and perform its duties according to the terms and conditions hereof;

           NOW THEREFORE this Agreement witnesseth that in consideration of the aforesaid agreements, and of the sum of one dollar ($1.00) now paid by the parties hereto, each to the other (receipt of which sum the parties do hereby respectively acknowledge each to the other) the Security Holders jointly and severally covenant and agree with each other and with the Issuer and the Trustee as follows:

1. For the purposes of this agreement the following terms shall have the following meanings:

     (a) "acceptance date" means the date of the receipt issued by the Director of the Commission pursuant to Section 61 of the SECURITIES ACT (Ontario) for the final prospectus of the Issuer dated on or about September 16, 1997 qualifying the issuance of securities upon the exercise of previously issued special warrants; and

     (b)   "Commission" means the Ontario Securities Commission.

2. Each of the Security Holders hereby places and deposits in escrow with the Trustee those of its securities of the Issuer which are represented by the certificates described or referred to in Schedule "A" hereto (the "Escrowed Shares") and hereby undertakes and agrees forthwith to deliver those certificates (including any replacement securities or certificates if and when such are issued or allotted) to the Trustee for deposit in escrow.

3. The parties hereby agree that except as otherwise set out herein, the Escrowed Shares and the beneficial ownership of or any interest in them and the certificates representing them (including any replacement securities or certificates) shall not be sold, assigned, hypothecated, pledges, charged, alienated, released from escrow, transferred within escrow, or otherwise in any manner dealt with, without the express prior consent in writing of the Commission. The foregoing shall not prevent any transfer or assignment which may be required by reason of the death or bankruptcy of any Security Holder, in which case the Trustee shall hold the said securities and certificates in escrow subject to provisions of this agreement, for whatever person or company shall be legally entitled to be or become the registered owner thereof. Notwithstanding the foregoing, in circumstances where one or more persons or companies, each being at arm's length (as such term is defined in the Income Tax Act (Canada)) to the Security Holder, (the "Offeror") makes either (i) a bona fide take-over bid by way of circular (as contemplated by the Ontario or British Columbia Securities Acts) or (ii) a bona fide take-over bid (as contemplated under the rules of The Toronto Stock Exchange or the Vancouver Stock Exchange) through the facilities of The Toronto Stock
Exchange or Vancouver Stock Exchange, to acquire all the common shares of the Issuer and to all holders of common shares of the Issuer on the same terms, the Trustee may, upon receiving written direction from the Security Holder, tender to any such take-over bid the share certificates representing the number of Escrowed Shares the Security Holder desires to have deposited under such take-over bid (the "Deposited Escrowed Shares") provided that the Trustee receives from the Offeror either before or concurrently with the tendering of the Deposited Escrowed Shares a certificate of an authorized signing officer of the Offeror to the effect that the terms and conditions of the take-over bid have been met or satisfied and that the Offeror is irrevocably obligated to, and will, take up and pay for all securities deposited under the take-over bid; however, for greater certainty, the Trustee shall take appropriate steps to ensure that if all the terms and conditions of the take-over bid are not met or satisfied or all the securities duly deposited thereunder are not taken up and paid for, the Deposited Escrowed Shares shall not be taken up or paid for and shall remain in escrow subject to the terms and provisions of this Agreement.

4. It is agreed that the Escrowed Shares will be released from escrow from time to time in accordance with the provisions of Article six of Ontario Securities Commission Policy 5.2 ("Policy 5.2"), with the following additional qualifications:

     (a) all automatic share releases (ie releases based upon expiry of time) pursuant to Section 6.5 of Policy 5.2 will be made in accordance with Schedule "B" hereto. The consent of the Commission is not required for automatic releases in accordance with Schedule "B" hereto and the Trustee is hereby authorized to release the certificates representing the Escrowed Shares to the Security Holders in the amounts and at the times set out in Schedule "B" hereto; and

     (b) all earned share releases pursuant to Sections 6.6 and 6.7 of Policy 5.2 will be made to the Security Holders other than Boone Petroleum Inc. and C'est La Vie Enterprises, pro rata in accordance with the number of securities deposited in escrow as shown on Schedule "A" hereto.

5. The Security Holders hereby direct the Trustee to retain their respective securities and the certificates (including any replacement securities or certificates) representing the same and not to do or cause anything to be done to release the same from escrow or to allow any sale, assignment, hypothecation, pledge, charge or alienation thereof except with the prior written consent of the Commission. The Trustee accepts the responsibilities placed on it hereby and agrees to perform the same in accordance with the terms hereof.

6. If during the period in which any of the said securities are retained in escrow pursuant hereto, any cash dividend is received by the Trustee in respect of the escrowed securities, any such cash dividend shall be forthwith paid or transferred to the respective Security Holders entitled thereto. If during the period in which any of the said securities are retained in escrow pursuant hereto, any share dividend or other distribution of securities is received by the Trustee in respect of the escrowed securities, subject to Policy 5.2, any certificates representing such share dividend or securities must be held by the Trustee on and subject to the terms of this agreement. If during the period in which any of the said securities are retained in escrow pursuant hereto, any share dividend or other distribution of securities is received by a Security Holder in respect of the escrowed securities, any certificates representing such share dividend or securities must be forthwith deposited with the Trustee to be held by the Trustee on and subject to the terms of this agreement.

7. All voting rights attached to the escrowed securities shall at all times be exercised by the respective registered owners thereof and the Trustee shall take all necessary steps from time to time to permit the registered holders to exercise such rights.

8. The Security Holders hereby agree that any escrowed securities of the Issuer remaining in escrow on the day which is the tenth anniversary of the acceptance date, shall be donated to and cancelled by the Issuer without payment by the Issuer of any consideration therefor. In order to effect such donation and cancellation, the Security Holders do hereby nominate, constitute and appoint the president of the Issuer from time to time as their true and lawful attorney with full power of substitution to execute in the name of and on behalf of the Security Holders such deeds, documents and other instruments as may be necessary or desirable to give full force and effect to the provisions of this agreement insofar as it relates to the cancellation of escrowed securities as aforesaid. This power of attorney shall be coupled with an interest and shall survive the death or incapacity of the Security Holders. Where an application is made by the Issuer or the Security Holders to the Commission for an extension of the time by which the escrowed securities are subject to donation and cancellation then this power of attorney shall be suspended while such application is being processed but shall be immediately reinstated for use upon a decision being rendered by the Commission in respect of such application and only in accordance with the decision of the Commission.

9. The Security Holders and the Issuer hereby jointly and severally agree to and do hereby release and indemnify and save harmless the Trustee from and against all claims, suits, demands, costs, damages and expenses which may be occasioned by reason of the Trustee's compliance in good faith with the terms hereof.

10. The Issuer hereby acknowledges the terms and conditions of this agreement and agrees to take all reasonable steps to facilitate its performance.

11. If the Trustee should wish to resign, it shall give at least six months notice to the Issuer and the Commission whereupon the Issuer may, with the written consent of the Commission, by writing appoint another Trustee in its place and such appointment shall be binding on the Security Holders and the new Trustee shall assume and be bound by the obligations of the Trustee hereunder.

12. The written consent of the Commission to a release from escrow of all or any part of the escrowed securities shall terminate this agreement only in respect of those securities so released. For greater certainty, this clause does not apply to securities transferred within escrow.

13. Any Security Holder may hypothecate, pledge or charge any or all securities owned by it and deposited in escrow hereunder to a financial institution, provided that prior to such hypothecation, pledge or charge, such financial institution enters into an agreement with the Trustee and the Issuer whereby it agrees to be bound by the provisions of this agreement and acknowledges that the securities so hypothecated, pledged or charged may not be sold, transferred or otherwise dealt with except in accordance with the provisions of this agreement.

14. This agreement may be executed in several parts in the same form and such parts as so executed shall together form one original agreement, and such parts if more than one shall be read together and construed as if all the signing parties hereto had executed one copy of this agreement.

15. Wherever the singular or masculine are used throughout this agreement, the same shall be construed as being the plural or feminine or neuter where the context so requires.

16. This agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Province of Ontario. Each of the parties hereto irrevocably attorns to the jurisdiction of the courts of the Province of Ontario.

17. This agreement shall enure to the benefit of and be binding upon the parties hereto, their and each of their heirs, executors, administrators, successors and assigns.

      IN WITNESS whereof the parties hereto have executed these presents the day and year first above written.


The Corporate Seal of TEXSTAR PETROLEUM,           )
L.L.C. was hereunto affixed in the presence of:    )
                                                   )
                                                   )
                                                   )
 /s/ [ILLEGIBLE], President                        )
-------------------------------------------------  )
Authorized Signatory                               )
                                                   )
                                                   )
/s/  [ILLEGIBLE], Treasurer                        )
-------------------------------------------------  )
Authorized Signatory                               )
                                                   )
                                                   )
                                                   )

SLATTERY TRUST

Per:

/s/  [ILLEGIBLE], Trustee
-------------------------------------------------
Authorized Signatory

RUSTON TRUST

Per:

/s/  [ILLEGIBLE], Trustee
-------------------------------------------------
Authorized Signatory

HOUSTON TRUST

Per:

/s/  [ILLEGIBLE], Trustee
-------------------------------------------------
Authorized Signatory

STARBUCKS TRUST

Per:

/s/  HEATHER J. TOMLINSON, Trustee
-------------------------------------------------
Authorized Signatory

The Corporate Seal of BOONE PETROLEUM INC.         )
was hereunto affixed in the presence of:           )
                                                   )
 /s/ [ILLEGIBLE]                                   )
-------------------------------------------------  )
Authorized Signatory                               )
                                                   )
                                                   )
-------------------------------------------------  )
Authorized Signatory                               )
                                                   )

The Corporate Seal of C'EST LA VIE                 )
ENTERPRISES was hereunto affixed in the presence   )
of:                                                )
                                                   )
 /s/ [ILLEGIBLE]                                   )
-------------------------------------------------  )
Authorized Signatory                               )
                                                   )
                                                   )
-------------------------------------------------  )
Authorized Signatory                               )
                                                   )

The Corporate Seal of BENZ ENERGY LTD. was         )
hereunto affixed in the presence of:               )
                                                   )
 /s/ [ILLEGIBLE]                                   )
-------------------------------------------------  )
Authorized Signatory                               )
                                                   )
                                                   )
-------------------------------------------------  )
Authorized Signatory                               )
                                                   )

The Corporate Seal of MONTREAL TRUST               )
COMPANY OF CANADA was hereunto affixed in the      )
presence of:                                       )
                                                   )
 /s/ [ILLEGIBLE]                                   )
-------------------------------------------------  )
Authorized Signatory                               )
                                                   )
                                                   )
 /s/ [ILLEGIBLE]                                   )
-------------------------------------------------  )
Authorized Signatory                               )
                                                   )

                                SCHEDULE "A"



                                                           NUMBER OF        CERTIFICATE
 NAME OF SECURITY HOLDER         BENEFICIAL OWNER         SECURITIES           NUMBER
-------------------------    ------------------------     ----------        -----------


Texstar Petroleum, L.L.C.    Prentis Tomlinson               361,304            5012
                                                             174,217             N/A(2)

Slattery Trust               Prentis Tomlinso              4,972,500            4337
                                                             552,500            4336

Ruston Trust                 Prentis Tomlinson Family        765,000            4335
                             Member                           85,000            4334

Houston Trust                Prentis Tomlinson Family        343,000            4217
                             Member                          765,000            4333
                                                              85,000            4332

Starbucks Trust              Prentis Tomlinson Family        765,000            4331
                             Member                           85,000            4330

Boone Petroleum Inc.         Donald Busby                  1,600,000            4046
                                                           1,601,681             N/A(2)
                                                           1,222,988             N/A(1)(2)

C'est La Vie Enterprises     Donald Busby Family
                             Member                          127,590             N/A(1)
                                                          ----------
TOTAL:                                                    13,505,780
                                                          ----------
                                                          ----------


--------------------
(1) A total of 1,350,578 shares will be released from escrow on the acceptance date as shown on Schedule "B" herein. These 1,350,578 shares are comprised of 127,590 shares held by C'est La Vie Enterprises and 1,222,988 shares held by Boone Petroleum Inc.

(2) Maintained in book certificate form by Montreal Trust Company of Canada. No certificate will be issued.

                                SCHEDULE "B"


                              AUTOMATIC RELEASES



                                                                                          NUMBER RELEASED
                                                              NUMBER OF    ---------------------------------------------
 NAME OF SECURITY HOLDER             BENEFICIAL OWNER         SECURITIES   YEAR 0(1)   YEAR 1(2)   YEAR 2(3)   YEAR 3(4)   BALANCE
-------------------------    ------------------------------   ----------   ---------   ---------   ---------   ---------  ---------


Texstar Petroleum, L.L.C.    Prentis Tomlinson                   535,521                                         160,757    374,764

Slattery Trust               Prentis Tomlinson                 5,523,000                 675,289     299,475              4,550,236

Ruston Trust                 Prentis Tomlinson Family Trust      850,000                                         187,110    662,890

Houston Trust                Prentis Tomlinson Family Trust    1,193,000                                         428,000    765,000

Starbucks Trust              Prentis Tomlinson Family Trust      850,000                                         450,000    400,000

Boone Petroleum Inc.         Donald Busby                      4,424,669   1,222,988     675,289   1,726,392     800,000

C'est La Vie Enterprises     Donald Busby Family Member          127,590     127,590
                                                              ----------   ---------   ---------   ---------   ---------  ---------
TOTAL:                                                        13,503,780   1,350,578   1,350,578   2,025,867   2,025,867  6,752,890
                                                              ----------   ---------   ---------   ---------   ---------  ---------
                                                              ----------   ---------   ---------   ---------   ---------  ---------


--------------------
(1) Refer to acceptance date.
(2) Refer to first anniversary of acceptance date.
(3) Refer to second anniversary of acceptance date.
(4) Refer to third anniversary of acceptance date.